UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 16, 2010

SRA INTERNATIONAL, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-31334	54-1360804
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4300 Fair Lakes Court Fairfax, Virginia	22033
(Address of Principal Executive Offices)	(Zip Code)

(Registrant’s telephone number, including area code): (703) 803-1500

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2 – Financial Information

Item 2.01 – Completion of Acquisition or Disposition of Assets

On November 16, 2010, SRA International, Inc.’s (“SRA”) completed its acquisition (the “Closing”) of Platinum Solutions, Inc., a Virginia corporation (the “Company”), a leading provider of systems integration and collaborative solutions for the federal government. Pursuant to a Share Purchase Agreement (the “Agreement”), by and among SRA’s wholly owned subsidiary, Systems Research and Applications Corporation, a Virginia corporation (“Buyer”), the Company, Adam C. Rossi (“AR”), Laila N. Rossi (“LR”), Adam C. Rossi as trustee of the Laila N. Rossi 2010 Grantor Retained Annuity Trust (“LR Trust”), and Laila N. Rossi as trustee of the Adam Rossi 2010 Grantor Retained Annuity Trust (“AR Trust,” and collectively with AR, LR, and LR Trust, the “Sellers”), the Buyer purchased all of the outstanding shares of the Company (the “Acquisition”), for total consideration of approximately $90,000,000. The Acquisition consideration will be subject to adjustment following the Closing to reflect the Company’s Closing working capital.

Buyer, the Company and Sellers have made customary representations and warranties in the Agreement. The Agreement contains customary indemnification obligations of each party with respect to breaches of representations, warranties and covenants and certain other specified matters. Buyer and Sellers have agreed that $9 million will remain in escrow following the Closing to satisfy potential indemnification claims, with the escrow fund to be released in accordance with the terms of the Agreement.

The foregoing description of the Agreement does not purport to be complete, and is qualified in its entirety by reference to the full text of the Agreement, a copy of which is filed as Exhibit 2.1 to this Current Report on Form 8-K, and is incorporated herein by reference.

On November 17, 2010, SRA issued a press release announcing the completion of the Acquisition, a copy of which is attached as Exhibit 99.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

Exhibit No.	Description

2.1	Share Purchase Agreement, dated as of October 11, 2010, by and among Systems Research and Applications Corporation, Platinum Solutions, Inc., Adam C. Rossi, Laila N. Rossi, Adam C. Rossi as trustee of the Laila N. Rossi 2010 Grantor Retained Annuity Trust, and Laila N. Rossi as trustee of the Adam Rossi 2010 Grantor Retained Annuity Trust. (Filed as Exhibit 2.1 to SRA’s Current Report on Form 8-K filed with the SEC on October 12, 2010, and incorporated herein by reference.)

99.1	Press Release, dated November 17, 2010. (Filed herewith.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SRA INTERNATIONAL, INC.

Date: November 17, 2010	/s/ MARK D. SCHULTZ
Mark D. Schultz
Senior Vice President & General Counsel